UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 8, 2020

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-1992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 8, 2020, HealthLynked Corp. (the “Company”), and two of its wholly-owned subsidiaries, Naples Women Center (“NWC”) and HLYK Florida LLC (“HLYK FL”), were granted loans (the “Loans”) from Wells Fargo Bank, N.A. in the aggregate principal amount of $585,969, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020.

The Loans, which are in the form of promissory notes, dated May 3, 2020, issued by the Company, NWC, and HLYK FL (the “Notes”), mature on May 3, 2022 and bear interest at a fixed rate of 1.00% per annum, payable monthly commencing on November 3, 2020. The Notes may be prepaid at any time prior to maturity without payment of any premium. Funds from the Loans may only be used to retain workers and maintain payroll or make mortgage payments, lease payments and utility payments. Each of the Company, NWC, and HLYK FL intend to use the entire amount under the Loans for qualifying expenses. Under the terms of the PPP, certain amounts of the Loans may be forgiven if they are used for qualifying expenses as described in the CARES Act.

The foregoing description of the Notes is not complete and is qualified in its entirety by reference to the full text of the Notes, copies of which are filed as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligations under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

Item 8.01. Financial Statements and Exhibits.

On May 12, 2020, the Company released a press release regarding the PPP Loans. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.4.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Form of HealthLynked Corp. Promissory Note, dated May 3, 2020
99.2	Form of NWC Promissory Note, dated May 3, 2020
99.3	Form of HLYK FL Promissory Note, dated May 3, 2020
99.4	Press Release, dated May 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHLYNKED CORP.

Dated: May 14, 2020	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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